UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016 (December 28, 2016)

FRED'S, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 28, 2016, Fred’s, Inc. (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to that certain Credit Agreement, dated as of April 19, 2015, by and among the Company and certain of its subsidiaries, Regions Bank, in its capacity as administrative agent, collateral agent and lender, and Bank of America, N.A., in its capacity as lender (as amended, the “Credit Agreement”).

The Amendment amends the definition of “Change in Control” in the Credit Agreement to provide that a Change in Control is deemed to occur, among other events, upon the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or “group” (within the meaning of the Securities Exchange Act of 1934, as amended and then in effect (the “Exchange Act”)) of 40% or more of the outstanding shares of the voting equity interests of the Company.  Previously, the Credit Agreement provided that a Change in Control is deemed to occur, among other events, upon the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group of 30% or more of the outstanding shares of the voting equity interests of the Company.

The lenders (and their respective subsidiaries or affiliates) under the Credit Agreement have in the past provided, or may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to the Company, its subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from the Company, its subsidiaries or affiliates, for such services.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1
Second Amendment to Credit Agreement, dated as of December 28, 2016, by and among Fred’s, Inc. and certain of its subsidiaries, Regions Bank, in its capacity as administrative agent, collateral agent and lender, and Bank of America, N.A., in its capacity as lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.
(Registrant)

Date: December 30, 2016	By:	/s/ Rick J. Hans
	Name:	Rick J. Hans
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

10.1
Second Amendment to Credit Agreement, dated as of December 28, 2016, by and among Fred’s, Inc. and certain of its subsidiaries, Regions Bank, in its capacity as administrative agent, collateral agent and lender, and Bank of America, N.A., in its capacity as lender.